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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 25, 2009


                                PVF Capital Corp.
             -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Ohio                         0-24948                 34-1659805
----------------------------      -----------------------    -------------------
(State or Other Jurisdiction      Commission File Number      (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                     30000 Aurora Road, Solon, Ohio        44139
               -----------------------------------------------------
               (Address of Principal Executive Offices)  (Zip Code)

       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------

                                 Not Applicable
        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
             ---------------------------------------------

         On September 25, 2009, PVF Capital Corp. (the "Company") announced its unaudited financial results for the quarter and fiscal year ended June 30, 2009. For more information, reference is made to the Company's press release dated September 25, 2009, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

       (a)   Not applicable.

       (b)   Not applicable.

       (c)   Not applicable.

       (d)   The following exhibit is furnished herewith:

             Exhibit 99.1     Press Release dated September 25, 2009




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PVF CAPITAL CORP.



Dated: September 29, 2009              By: /s/ Robert J. King, Jr.
                                           -------------------------------------
                                           Robert J. King, Jr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)